SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                            Date of Report:  May 12, 1995
                          (Date of earliest event reported)



                              COCA-COLA ENTERPRISES INC.
                (Exact name of Registrant as specified in its charter)


             Delaware               1-9300                 58-0503352
            (State of         (Commission File No.)      (IRS Employer
          incorporation)                               Identification No.)


                    Coca-Cola Plaza, N.W., Atlanta, Georgia 30313
             (Address of principal executive offices, including zip code)



                                    (404) 676-2100
                 (Registrant's telephone number, including area code)












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          Item 7.   Financial Statements and Exhibits

                    (c)  Exhibits

                    1.01 Purchase Agreement dated as of May 12, 1995 relating to the offer and sale of Zero Coupon Notes due June 20, 2020 (the "Notes").

                    4.01      Form of Note.












































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                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COCA-COLA ENTERPRISES INC.
                                                     (Registrant)

                                                  LOWRY F. KLINE
          Date:  June 23, 1995               By:----------------------------
                                             Name:   Lowry F. Kline
                                             Title:  General Counsel






































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                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                         Page
- -----------                                                         ----


  1.01             Purchase Agreement dated as of May 12, 1995        5
                   relating to the offer and sale of Zero Coupon
                   Notes due June 20, 2020 (the "Notes").

  4.01             Form of Note.                                      36










































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